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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 12, 2000

                         ADAPTIVE BROADBAND CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                000-7428                            94-1668412
           (Commission File No.)         (IRS Employer Identification No.)

                              1143 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 732-4000

                            _______________________
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Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Adaptive Broadband Corporation, a Delaware corporation ("Adaptive"), and Western Multiplex Corporation, a Delaware corporation ("Western Multiplex"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Adaptive and risks arising when investing in Adaptive, investors are directed to daptive's most recent report on Form 10-K as filed with the Securities and Exchange Commission.

     On November 12, 2000, Adaptive entered into a definitive Agreement of Merger and Reorganization (the "Merger Agreement") with Western Multiplex and WA Merger Sub, Inc. ("Acquisition Sub"). Pursuant to the Merger Agreement, Acquisition Sub will be merged with and into Adaptive, which will survive as a wholly owned subsidiary of Western Multiplex (the "Merger"). The Merger is subject to, among other things, regulatory approval and the approval by Adaptive's and Western Multiplex's respective stockholders. Upon completion of the Merger, each outstanding share of Adaptive common stock will be automatically converted into 1.345 shares of Western Multiplex common stock.
The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, and the related agreements which are attached to this report as Exhibits 2.1, 2.2, 2.3 and 2.4.

     In connection with the execution of the Merger Agreement, Adaptive amended its stockholders' rights plan to provide, among other things, that no person or entity would be considered to be an "acquiring person" thereunder by reason of any transaction contemplated by the Merger Agreement. The amendment to Adaptive's rights agreement, dated November 12, 2000, is attached hereto as
Exhibit 4.1.

     The joint press release of Western Multiplex and Adaptive, dated November 13, 2000, entitled "Western Multiplex and Adaptive Broadband Combining To Create A Broadband Wireless Powerhouse" is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

     2.1 Agreement and Plan of Merger and Reorganization, dated November 12, 2000, by and among Adaptive Broadband Corporation, Western Multiplex Corporation and WA Merger Sub, Inc.

     2.2 Stock Option Agreement, dated November 12, 2000, between Adaptive Broadband Corporation and Western Multiplex Corporation.

                                      2.
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     2.3  Stock Option Agreement, dated November 12, 2000, between Western
          Multiplex Corporation and Adaptive Broadband Corporation.

     2.4 Voting Agreement, dated November 12, 2000, between Adaptive Broadband Corporation and WMC Holding LLC.

     4.1 Amendment to Amended and Restated Rights Agreement, dated November 12, 2000, between Adaptive Broadband Corporation and BankBoston, N.A.

     99.1 Press Release by Western Multiplex Corporation and Adaptive Broadband Corporation, dated November 13, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Adaptive Broadband Corporation

Dated:  November 14, 2000          By:  /s/ Kenneth J. Wees
                                      ------------------------------
                                        Kenneth J. Wees
                                        Executive Vice President,
                                        General Counsel and Secretary

                                      3.
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                               INDEX TO EXHIBITS

Exhibit
Number   Description

2.1 Agreement and Plan of Merger and Reorganization, dated November 12, 2000, by and among Adaptive Broadband Corporation, Western Multiplex Corporation and WA Merger Sub, Inc.

2.2 Stock Option Agreement, dated November 12, 2000, between Adaptive Broadband Corporation and Western Multiplex Corporation.

2.3 Stock Option Agreement, dated November 12, 2000, between Western Multiplex Corporation and Adaptive Broadband Corporation.

2.4 Voting Agreement, dated November 12, 2000, between Adaptive Broadband Corporation and WMC Holding LLC.

4.1 Amendment to Amended and Restated Rights Agreement, dated November 12, 2000, between Adaptive Broadband Corporation and BankBoston, N.A.

99.1 Press Release by Western Multiplex Corporation and Adaptive Broadband Corporation, dated November 13, 2000.